POWER OF ATTORNEY
       KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James H. Davis, David P. Southwell, or Barry A. Labinger, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself, pursuant to Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, with respect to any and all filings relating to Human Genome Sciences, Inc., and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, or the Bylaws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney will remain in effect for as long as the undersigned is subject to the reporting requirements of Section 16 of the Exchange Act.
       IN WITNESS WHEREOF, this Power of Attorney has been signed as of the ___11th__ day of ___May___ 2010.
      ____________________________
      Augustine Lawlor
STATE OF _______________           )
      ) ss.:
COUNTY OF _______________ )
On this ___11th___ day of __May_________, 2010 before me personally appeared Augustine Lawlor, to me known and known to me to be the individual described herein, and who executed the foregoing certificate, and thereupon duly acknowledged to me that she executed the same.
______________________________
Notary Public  Rose Hadidian
My Commission Expires: ________________7/19/13______________